united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 11/30/17

Item 1. Reports to Stockholders.

Moerus Worldwide Value Fund
Class N Shares (MOWNX)
Institutional Class Shares (MOWIX)

Annual Report
November 30, 2017

1-844-663-7871
www.moerusfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Moerus Worldwide Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Foreside Fund Services, LLC
Member FINRA

Moerus Worldwide Value Fund (Unaudited)
Annual Shareholder Letter: Twelve Months Ended November 30, 2017

Dear Fellow Investors:

It is our pleasure to update you on recent developments regarding the Moerus Worldwide Value Fund (“the Fund”). In this, our second Annual Shareholder Letter, we will touch on Fund performance, how we are currently looking at the world, new investments made since we last wrote to you, and why and how we try to avoid excessive levels of price risk that are sometimes underestimated by those reaching for growth.

We thank you very much for your support, and as always, we welcome any feedback that you might have.

Fund Performance (as of November 30, 2017)*

			Since Inception**
Fund/Index	6-Months	1-year	Cumulative	Annualized
Moerus Worldwide Value Fund - Class N	5.15%	21.82%	29.13%	18.57%
Moerus Worldwide Value Fund - Institutional Class	5.31%	22.16%	29.62%	18.86%
MSCI AC World Index Net (USD) ***	9.94%	24.64%	29.21%	18.62%

*	Performance data quoted is historical, and is net of fees and expenses.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 Developed Market and 24 Emerging Market countries. With 2,499 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please call 1 (844) MOERUS1 or visit www.moerusfunds.com for most recent month end performance.

Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

With regard to the table above, we’d like to reiterate the same point that we make in every Shareholder Letter, but which bears repeating: the Fund’s performance data is noted simply for informational purposes for our fellow investors. The Fund seeks to invest with a long-term time horizon, of five years or more, and it is not managed with any short-term performance objectives or benchmark considerations in mind. The investment objective of the Fund is long-term capital appreciation, and we manage the Fund with the goal of achieving attractive risk-adjusted performance over the long term.

In our last Shareholder Letter (for the six months ended May 31, 2017), we noted that although Fund performance had compared quite favorably to the benchmark up to that point, our short-

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term results are essentially incidental to our goal of achieving attractive risk-adjusted performance and outperforming relevant benchmarks over the long term, and that our investment approach can and will endure periods of relative under-performance at times. If our history is any guide, given our focus on risk mitigation and management, we believe that such periods of relative underperformance will often coincide with strong bull markets during which general market sentiment is optimistic and risk is more readily tolerated (or underestimated).

More of the Same

2017 seemed to be one of those periods for the Fund, as the “FAANG stocks1” and many other tech stocks zoomed to new heights, in our view without much (if any) regard to business fundamentals, intrinsic values, and most importantly, risk. Against the backdrop of an over 8½-year bull market that has seen the S&P 500 generate a total return of over 330% since its March 2009 low, well-documented megatrends such as electronic and mobile commerce that are revolutionizing business and our way of life, and talk of synchronized global growth finally arriving in earnest2, many investors appear to have thrown caution to the wind and are increasingly reaching for growth. In some corners of the market, such investors who, in their euphoria, reach too far (or high) for growth are, in our opinion, assuming levels of risk – specifically what we call “price risk” – that we deem to be increasingly excessive.

At Moerus, we strive to limit price risk as much as possible by “buying right,” i.e., as cheaply as possible. In fact, it is our very first principle of risk mitigation (among many others). Why? Because throughout the history of financial markets, the assumption of excessive price risk has periodically resulted in massive destruction to investors’ wealth, of the extent and scale that would take decades to recover from, if ever. Just what exactly is price risk, and how can it be so dangerous for investors? We will return to this topic in greater detail after discussing recent activity in the Fund, but for now, suffice to say that we are intently focused on avoiding the excessive price risk assumed by overpaying for growth, even if it means that the Fund’s short-term performance may typically lag that of benchmark indexes during a go-go market.

It’s not that we have anything against growth. In fact, we like growth quite a bit. We just don’t like to pay for it. Fortunately, we have been able to find intriguing investment opportunities that we believe are valued cheaply based on what we know in the here and now, despite having what we believe are attractive long-term growth prospects. As we have discussed in the past, such counter-intuitive opportunities periodically become available, often because of what we believe is temporary, short-term adversity that scares off investors who are prone to buying what is popular when it’s popular. The Fund’s recent investment activity provides two examples of such opportunities.

Investment Activity in the Fund: Short-Term Pain, Long-Term Opportunity?

During the Fund’s Fiscal 2017 (twelve months ended November 30, 2017), we initiated five new positions and added to many of our existing positions in the Fund, while one position was eliminated. It was an active year for the Fund on the investment front, as we continued to deploy the Fund’s capital into what we believe are quite attractive, undervalued opportunities.

[1]	FAANG is a commonly used acronym for five of today’s largest, most popular technology stocks in the market: Facebook, Apple, Amazon, Netflix, and Google (i.e., Alphabet, Inc., which is the listed holding company that owns Google).

[2]	“Synchronized Global Growth May Have Arrived,” Frank Holmes, Forbes.com, 11/20/2017

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As a result, the Fund’s cash position declined from roughly 21.3% at the end of November 2016 to around 9.2% by the end of November 2017. As of November 30, 2017, the Fund’s portfolio included 38 holdings, consisting of what we believe are attractive investments in businesses operating in various industries around the world, including in North America, Europe, Asia, Latin America, and Africa.

In our last Shareholder Letter (for the six months ended May 31, 2017) we discussed, at length, our thinking behind the three new investments made in the Fund during the first half of its year: Franklin Resources, NN Group NV and UniCredit SpA. As for the two new positions acquired during the second half of the Fund’s year, they share a few attributes. They both operate in regions which in the past have been well-liked by investors – understandably so because of their long-term potential – but which more recently have fallen upon hard times due primarily to difficult economic conditions. In a world where capital increasingly pours into index funds, which in turn invest in the largest, most well-known companies regardless of fundamentals, these two investments offer examples of opportunities that we were able to find by being willing to travel further afield in search of value. Finally, both investments came about after quite some time researching and learning about the companies in advance, allowing us to act quickly following what we believe to be transformative events. These two are examples of the kind of investment ideas that are generated by research and accumulated knowledge, situations in which such potentially value-creating events might go unnoticed by less labor-intensive forms of analysis such as statistical, quantitative screening.

Atlas Mara Limited is a London-listed banking group which focuses on financial services businesses in Sub-Saharan Africa. Founded in 2013 by former Barclays CEO Bob Diamond, Atlas Mara raised capital by going public at $10 per share in December 2013 and conducting a follow-on offering in 2014 at $11 per share. The company’s vision was to create an African banking group consisting of a network of high-quality commercial banks across Sub-Saharan Africa, a region with ample long-term growth potential and an underpenetrated, fragmented banking market. To execute on this vision, management used most of the $625 million in proceeds from the two equity offerings to make five major acquisitions, entering seven African markets: Nigeria, Botswana, Zambia, Rwanda, Mozambique, Tanzania and Zimbabwe.

Unfortunately, even the best-laid plans sometimes go awry. After raising capital in 2013-2014, Atlas Mara found itself confronted by extremely challenging conditions facing much of Sub-Saharan Africa’s economy, including lower oil and other commodity prices, a drought in southern Africa, and meaningful depreciation in the value of many African currencies relative to the U.S. dollar. Atlas Mara stock, which had originally been offered at $10-11, was laid low against this dire backdrop, plunging to around $2 per share by the end of 2016.

Naturally, such a share price decline caught our attention as it often does, and upon further review we concluded that given the circumstances, the company’s underlying business actually performed much better than its stock. Impressively, despite extreme adversity on the economic front, Atlas Mara’s underlying business actually produced profits in 2015 and 2016. Furthermore, unlike in most developed markets, where banks are plagued by low or even negative interest rates and tiny net interest margins3, the banking sector in Africa currently possesses some attractive fundamentals, with mid-to-high single-digit net interest margins and

[3]	Net interest margin is the difference between a bank’s cost of funds and the interest rate at which it lends to customers.

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healthy demand for loans, suggesting meaningful potential for profitable loan growth going forward. Last but certainly not least, Atlas Mara, to date, seems to have done a reasonable job at the all-important task of managing credit risk in a difficult environment.

Despite the attractive combination of solid business fundamentals and a heavily discounted stock price, we initially passed on a potential investment in Atlas Mara, primarily because the company’s Nigerian investment, which consisted of a 31% stake in publicly traded Union Bank of Nigeria (“UBN”), needed additional capital. At that point, it was unclear to us how Atlas Mara would be able to participate in any capital raise at UBN and avoid having its stake diluted, seeing as the company had minimal liquidity at the parent company level.

But then in June 2017, the company announced that Fairfax Africa – an investment fund set up by the Canadian insurance holding company Fairfax Financial – planned on making an investment in Atlas Mara and backstopping a rights issue. This capital infusion from a well-respected, long-term investor enabled Atlas Mara to not only maintain but also increase its stake in UBN at a depressed valuation, accelerating its strategy to build its banking business in Nigeria on attractive terms. Having resolved our chief concern, we purchased shares of Atlas Mara in the Fund and then subscribed and, in fact, successfully over-subscribed to its rights issue, establishing our position at about 10 times earnings and a 35% discount to pro-forma tangible book value, which in turn reflects meaningfully depressed local currency values. As of November 30, 2017, Atlas Mara was a 3.1% position in the Fund.

BR Properties S.A. is a leading Brazilian owner of commercial real estate. The company’s portfolio currently consists of 46 properties making up over 7.3 million square feet of GLA (Gross Leasable Area), the large majority of which are office buildings in Brazil’s two largest cities, São Paulo and Rio de Janeiro. The company’s focus is on high quality, Triple-A office buildings in prime, strategic locations in each city.

Not very long ago, Brazil was a darling of the emerging market and broader investing world, the “B” in the (formerly) trendy “BRICs” markets alongside Russia, India and China, and even the subject of its own laudatory cover story in The Economist4. But over the past three to four years, in part due to the commodity downturn as well as many mistakes of its own making, Brazil has suffered a rapid reversal in fortunes. Its economy endured its worst recession in decades, perhaps dating as far back as the 1930s, with Gross Domestic Product (GDP) falling by nearly 7% since the start of 2014. Unemployment soared from below 5% back in 2014 to a recent peak of over 13%. Its currency, the Brazilian Real, declined by about 33% against the U.S. dollar in 2015 alone, which sparked rising inflation and the need to raise interest rates, depressing the economy even further. As if economic conditions weren’t bad enough, Brazil also saw the impeachment of President Dilma Rousseff, an ongoing corruption scandal involving the state-run oil company that has ensnared officials at the highest levels of government, and the Zika outbreak. It has, in all, been a perfect storm that has punished the Brazilian economy and put its promising longer-term fundamentals and growth prospects on hold.

Given all the lowlights noted above, the demand for office space in Brazil has obviously been depressed considerably. But to make matters worse, the supply of office space in São Paulo and Rio de Janeiro has surged in recent years. Investment decisions made during better days led to

[4]	“Brazil takes off,” The Economist, 11/12/2009

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significant amounts of capital being deployed in office projects, resulting in overbuilding and excess supply just as demand started to come under pressure. The result? Vacancy rates reached all-time highs, and office rents in many parts of Brazil’s two largest cities have fallen anywhere from 25-40% in real terms over the past four to five years.

Needless to say, the past few years have been very challenging for Brazil and for its commercial property market in particular. BR Properties’ stock has not been immune – it declined from nearly BRL 28 per share in October 2012 to below BRL 8 per share in late 2016/early 2017. But such bleak conditions could sometimes prove, in retrospect, to have been interesting buying opportunities. One example that comes to mind (with the benefit of hindsight, of course!) is New York City commercial real estate in the 1970s. To that point, BR Properties has a strong record of acquiring properties at attractive yields, and has indeed recently acquired a number of properties at what seem to be modest prices, using conservative rental rate assumptions that reflect the depressed environment. The company seems well positioned to continue to opportunistically source attractive deals in what is a fragmented commercial property market. Meanwhile, its existing, high quality portfolio stands to benefit if and when Brazil’s recovery takes shape and historically poor occupancy and rental rates begin to normalize.

As was the case with Atlas Mara, we had already been intrigued by BR Properties’ depressed valuation and interesting long-term prospects, but two transformational events further strengthened the investment case for us. First, in 2016, backed by Abu Dhabi’s sovereign wealth fund, GP Investments took control of BR Properties (with a 70% stake) when the latter’s previous control group ran into trouble and essentially became a forced seller. GP Investments has a solid, 24-year track record of private equity investing in Brazil. In fact, GP actually co-founded BR Properties back in 2006, built it into the largest commercial property owner in Brazil, took it public, and sold in 2012 (at what turned out to be a good time to sell). We view GP’s involvement as a positive in that we believe they know the market and industry well, and their network could potentially provide access to deal-flow and potential off-market property deals that others might not have. Then in June 2017, BR Properties raised roughly BRL 950 million ($290 million) in an equity offer, thereby strengthening its balance sheet significantly and providing added flexibility to pursue property acquisitions from distressed, motivated sellers if further opportunities arise. We purchased shares of BR Properties in the Fund at a roughly 25% discount to pro-forma tangible book value, which in turn we believe to be cyclically depressed. As of November 30, 2017, BR Properties was a 3.5% position in the Fund.

The Fund’s First Exit

The Fund’s Fiscal 2017 saw the first exit from an investment in the portfolio: Global Logistic Properties Limited (“GLP”), which we discussed in our First Shareholder Letter (for the period ended November 30, 2016). GLP, a Singapore-listed owner and operator of logistic properties, has the largest market share in the industry in China, Japan, and Brazil, and is the second largest in the U.S. We have followed GLP since its IPO in 2010 and we had always liked its unique business model, which essentially entails using other people’s money to leverage their tenant relationships to build a global top-tier network of logistic properties. In doing so, the company was (and is, we believe) well-positioned to benefit from the rapid growth of e-commerce.

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With that said, the stock had never been cheap enough for us until an opportunity presented itself in early 2016, as concerns grew around slower growth in Chinese consumer spending and what we believed to be the market misunderstanding GLP’s business model following a U.S. acquisition on the fund management side of the business. GLP was one of the positions that we bought at the inception of the Fund in June 2016 – it was trading at around S$1.80 per share at that time – and we continued to periodically build the Fund’s position throughout that year.

In December 2016, GLP announced that it was undertaking a strategic review at the request of its largest shareholder, GIC (a Singaporean sovereign wealth fund). This process, which attracted several bidders, resulted in an announcement in July 2017 that a consortium led by GLP’s management team made an offer to take the company private for S$3.38 per share. We sold our shares into the market immediately following the announcement, as GLP’s stock price approached the price offered in the proposed going-private transaction. In all, our holding period of roughly 13½ months was much shorter than we would normally expect, and we would have preferred to continue to own the shares and benefit from compounding of business value over the long-term. That said, with the consummation of the transaction seemingly a fait accompli and the stock trading as such, we couldn’t argue with the prospect of a takeout at a 25% premium to the stock price on the day before the announcement, and so we sold our position. GLP has been one of the top contributors to the Fund’s performance since inception.

Price Risk and The Danger of (Over)Reaching for Growth

Risk is one of investing’s squishier, trickier concepts. Although it is always present to some degree whenever you invest – unfortunately there’s no such thing as a truly risk-free investment – risk does not always (or even often) materialize in the form of a negative outcome. For example, suppose you bought a high-flying tech stock at 100 times earnings or participated in an equity issue of a recently-formed cryptocurrency mining company, and you generated a 50% return on your money. Does that mean that you did not assume substantial risk when you made that investment in the first place? Of course not. But in this case, although significant risk was present, it was not acutely felt or experienced through a painful loss. Instead, there was a successful outcome, despite the fact there was significant risk involved.

Over time, if this type of situation recurs, and risk-taking continues to be rewarded handsomely rather than punished through losses, it becomes increasingly tempting for investors to underestimate risk going forward and reach for similar returns. This, we believe, is because (as has been demonstrated countless times over the years) many investors and financial market commentators have a tendency to extrapolate current trends and recent experiences into the future. That’s why, for example, analyst forecasts of economic growth, interest rates, commodity prices, et al., rarely stray far from what current trends might suggest.

And when more and more investors – emboldened by their recently favorable experiences – give less and less credence to risk, they find themselves increasingly willing to bid up the prices of assets, often in search of growth that will replicate or surpass recent performance. In growing increasingly cavalier about risk and becoming willing or even eager to pay more and more for prospective growth, we believe that investors expose their portfolios to increasingly dangerous levels of what we call “price risk,” or the risk taken on by buying too expensively.

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Buyer Beware

2017 was the latest in a string of frustrating years for many value investors, particularly in the U.S. The S&P 500 and other indices seemed to hit new records daily. Many of the largest tech stocks, most of which make up some of the largest components of equity indices, continued to perform very strongly in 2017, with all but one of the FAANG stocks providing year-to-date total returns of over 50% through November 30 (Alphabet, the exception, returned over 30%5). In general, significant pockets of global stock markets currently seem to be valued quite richly and priced, if not for perfection, for an extremely optimistic future to say the least.

Is risk in general, and price risk in particular, being underestimated in the current environment? While it is impossible to tell for sure, the following are just a few of many data points – both quantitative and qualitative – that in our view warrant heightened wariness:

•	As we’ve noted before, only in 1929 and again during the late 1990s/early 2000s dot-com bubble has the S&P 500 Index traded at a higher Cyclically Adjusted Price-Earnings Ratio than it does today[6]. While the CAPE Ratio certainly has plenty of limitations and does not tell the whole story (or much of it), the levels at which the broader market is currently trading do not place it in great historical company.

•	The Market Cap-to-GDP Ratio – an alternative measure of stock market valuation sometimes dubbed the “Buffett indicator” because of the well-known value investor’s stated affinity for it – is also currently higher than it has ever been in over 60 years of available data, with the sole exception of the late 1990s during the dot-com bubble[7].

•	Individual investors, in general, do not have much unspent money remaining in their brokerage accounts, having seemingly already deployed much of their “dry powder”: according to one study, cash levels (as a percentage of assets) among Charles Schwab client accounts have fallen to their lowest levels since at least 1995[8]. When were the previous lows over that timeframe? The first quarter of 2000 (at the tail-end of the dot-com bubble) and in 2005-2007 (before the housing bust and Global Financial Crisis).

•	Capitalizing on the recent Bitcoin and cryptocurrency frenzy, microcap company LongFin Corp., which had just started trading on December 13, surged by as much as 2,600% just a few days later after issuing a press release saying that it acquired “a blockchain-empowered global micro-lending solutions provider[9].” LongFin, whose market cap reached nearly $5 billion almost literally overnight by simply announcing its participation in the digital currency craze, is only one of many recent examples that have conjured up memories of the microcap ghosts of the dot-com bubble.

•	“Story stocks” continue to roar onward and upward regardless of, and in some cases, in spite of the actual fundamentals and economics of the business. For example, Tesla,

[5]	Source: Bloomberg

[6]	“Shiller P/E – A Better Measurement of Market Valuation,” Guru Focus: https://www.gurufocus.com/shiller-PE.php

[7]	“Market Cap to GDP: An Updated Look at the Buffett Valuation Indicator,” Jill Mislinski, Advisor Perspectives, 12/6/2017.

[8]	“Nasdaq Surges Past 7,000 Thanks to Brokerage Cash, Hedge Fund Leverage and Euphoria,” Lu Wang, Bloomberg, 12/18/2017.

[9]	“Fintech Microcap Surges 2,600% After Touting Crypto Link,” Jeremy Herron and Camila Russo, Bloomberg, 12/18/2017.

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whose stock was up roughly 45% in 2017, has been burning money, by some estimates, at a rate of around $8,000 per minute10. No matter, it seems: it is the future!

•	A portfolio manager of two successful funds, with collectively over $4 billion in assets under management, recently summed up his approach – and perhaps the prevailing sentiment of the market – as follows: “I don’t believe in Warren Buffett. I care about new things, things that are innovative, that are growing, that are changing the world. Valuation is an immaterial part of the process for me11.”

Again, the data points noted above are just a few of many indications that in general, valuations and business fundamentals currently seem to be of little relevance for many investors in the market. In particular, the quote from the portfolio manager on Buffett was somewhat reminiscent, again, of the late 1990s. Tech stocks had been soaring regardless of valuation and the fundamentals of the underlying businesses, and market followers pondered whether or not the world of investing in the new, high-tech age had passed value investors by. In fact, Barron’s published a feature entitled “What’s Wrong, Warren?” in December 1999 – just a couple of months before the peak of the dot-com bubble.

The problem with this line of thinking is that, simply put, we believe that valuation does matter for long-term investors. The current environment is neither unique nor representative of some “new era” of investing. Over history, there have been numerous periods when the market values of certain stocks have been very different from their underlying, intrinsic values. This disparity can exist for several years, but, over time, intrinsic value and market value usually converge. Eventually, over the long run valuation imbalances get corrected. Remember, valuations ultimately proved quite relevant, to devastating effect, in the wake of the Nifty Fifty growth stock craze of the early 1970s, after Japan’s wild bull market run of the late 1980s, in the aftermath of the dot-com bubble in the late 1990s, and again in the bull market and excessive risk-taking frenzy in the run-up to the Global Financial Crisis beginning in late 2007. We believe that this time is not different, and that valuations will ultimately matter to investors’ long run returns once again. It’s therefore important, in our view, for long-term investors to remain focused on downside protection and on conservative valuations that are backed by actual business fundamentals rather than highly optimistic forecasts of the future.

This is not to say that it’s impossible to make money by paying up for popular growth stocks regardless of valuation and underlying business fundamentals; this has clearly worked for those who have been able to successfully play this game over the past couple of years. But doing so requires eventually finding a willing buyer for your shares at even higher prices than what you had paid for the shares. This might not seem difficult to do today, in a roaring bull market where the popular stocks remain in fashion. But over time, it becomes akin to a tricky game of musical chairs, where downside potential is significant if you are caught unaware when the music stops, and when the actual economics of the underlying businesses become important again. This is not a game that we are willing to play with your capital or our own.

The many bits of information that we’ve observed, which seem to suggest that people have been “lulled to sleep” by strong recent stock price performance and are taking valuation lightly –

[10]	“Short Seller Jim Chanos Says Tesla Headed for ‘Brick Wall’,” David Welch, Bloomberg, 12/13/2017.

[11]	“Fidelity Manager Rips Up Buffett Playbook, Bets on Crypto,” Kristine Owram, Bloomberg, 12/14/2017.

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given our view that market values and intrinsic values eventually converge lead us to believe that what we call price risk is elevated in some corners of the market. In our opinion, one particularly dangerous attribute of price risk is that it can leave you extremely vulnerable even if your analysis of the business turns out to be sound. It’s important to keep in mind that stocks are ownership interests in underlying businesses, and if you pay an extraordinarily high price for a stock, you could earn sub-par returns even if the underlying business performs reasonably well, but not extraordinarily well, in the future. Further, if something unforeseen occurs and the business does not even perform reasonably well, you could be exposed to significant downside risk, because paying up for the prospects of future growth provides less of a margin of safety to cushion the blows from adverse developments.

A Look Back: The Dot-Com Bubble

We’ve mentioned the dot-com bubble – the internet/technology bubble in the late 1990s – a number of times because at a very high level at least, there seem to be some similarities between then and now. It was a heady time, with many companies touting technology that would revolutionize how the world works and plays. It may be instructive to look back at that period because many investors lost a lot of money chasing growth that either did not materialize, or did materialize, but not to the extent that would justify what had been egregiously rich purchase prices. Many companies went public with no earnings and in some cases, even no revenues. It was very difficult to predict who would be the ultimate winners and losers, but the market afforded rich valuations to the stocks of virtually all technology companies that appeared to offer meaningful growth potential.

Of course, many of these technology companies turned out to be abject busts, resulting in near total wipeouts for investors who bought into their growth stories. One of the more infamous dot-com flops was Pets.com, the pet food supplier with the high-profile marketing campaign and popular mascot who made appearances in a Super Bowl commercial and in the 1999 Macy’s Thanksgiving Day Parade. The company went public in February 2000 to much fanfare and the stock initially rose from $11 to $14. There was, however, one not-so-minor problem: the company didn’t make money (sound familiar?). In fact, the company lost nearly $150 million in the first nine months of 2000, and when sources of venture capital dried up as the dot-com bubble burst, Pets.com folded in November 2000, just nine months after going public.

Here’s to the “Winners”?

Pets.com was just one of many cases in which “story stocks” that were not backed by fundamentals ended disastrously for investors. But it was a train wreck that could have been avoided by level-headed, diligent business analysis, which might have determined the company’s economics and business model to be woefully shaky and reliant on access to capital markets. This, we’d argue, was more a case of business risk and simply bad analysis blowing up an investment rather than price risk in itself (although anybody who bought into the stock obviously overpaid for it).

But we believe it’s important to emphasize that price risk, when it rises to excessive levels, can result in lasting damage to your capital even if your analysis of the underlying business is sound and the business turns out to be a success over the long term. Even the companies from the dot-com era which have stood the test of time and have become profitable, highly successful businesses nevertheless proved to be dismal investments for many years for

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those who bought during the bubble, regardless of valuation. Microsoft’s business, for example, has grown its revenues from $23 billion in 2000 to around $94 billion currently, or roughly 8.5% per year on average over that period – respectable performance, at the very least, over such a long period of time. Yet those who invested in Microsoft stock at the start of the year 2000 would have suffered a loss of 63% the following year, and would not have recouped their original investment until around July 2014, some 14½ years later.

Back in January 2000, it probably would have also been quite difficult to predict that Cisco Systems would emerge as the only survivor among telecommunications equipment heavyweights Lucent, Nortel and Alcatel, all of which also had rich, multi-billion dollar valuations at the time. Like Microsoft, Cisco as a business has stood the test of time, growing its revenues from roughly $19 billion in 2000 to around $48 billion currently. Yet even those who were good enough business analysts (or simply lucky enough) to correctly predict such a future, if they invested in Cisco stock at the beginning of 2000, would have suffered a cumulative loss of over 75% over the following three years, and would not have gotten back their original capital even today, some 18 years later. Other darlings from the dot-com era, such as Intel, Oracle, and Qualcomm, which also turned out to be “winners” from that time, surviving and thriving as businesses that have grown quite well, have nevertheless had similarly poor (read: terrible) long-term results for investors who bought the stock regardless of valuation in 1999-2000.

We are not willing to overpay for exciting growth potential even – though our short-term performance may very well underperform that of an index amid frothier market conditions – because in our opinion, buying too expensively exposes investors to the potential risk of permanent, insurmountable damage to their ability to compound their wealth over time. Compounding, which Einstein purportedly called the eighth wonder of the world, is one of the most powerful tools that we have at our disposal in our efforts to save and grow our nest eggs for the future. But in the cases above, accepting excessive levels of price risk resulted in losses that would take many years to recover from, if ever. Perhaps some of these unfortunate investors back in 1999 were hoping to save for their children’s college education, or for their eventual retirement. These are risks that many investors cannot afford to take, yet in our view, price risk is particularly pernicious because we believe that it is often veiled by exciting growth prospects and a cheerful market environment whose recent history has been long on rewards and short on discipline and risk awareness. Price risk therefore tends to be less obviously visible to many just when, in our opinion, it is at elevated levels that call for greater prudence.

The risk involved in an investment in a wildcat oil explorer, for example, or a company operating in a country with heightened risk of political or civil unrest, or a biotech with no drugs yet approved on the market, is (or ought to be) readily apparent or visible to anyone who invests their hard-earned money in such an enterprise. But when many consider an investment in a flourishing business that is successful, rapidly growing and has the potential to continue to do so going forward, we believe that it is sometimes tempting to underestimate the danger of doing nothing wrong other than simply paying too much for that growth. After nearly nine years during which markets have mostly risen, central banks have provided ample liquidity, and household name stocks have continued to go up with little regard for underlying value, we suspect the temptation of overlooking valuation might be greater than usual.

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The Weight of Great Expectations

How could such successful businesses be associated with such poor long-term stock performance? Because valuation matters, even for tech stocks! In the above cases, overly optimistic assumptions of future growth in earnings and cash flows were already priced in to the stock, leaving significant downside potential for shareholders if the eventual outcomes were to fall short of those lofty expectations. In the cases of the dot-com “winners” mentioned above, each of them were routinely valued north of 50 times earnings, in many cases upwards of 100 or even 200 times. If you are a long-term investor – rather than a short-term trader/speculator who tries to “flip” a stock to someone willing to pay a higher price – the math simply does not bode well for your downside risk if your extraordinary growth expectations fail to be met.

In addition to significant downside potential, investing based on great expectations also, we believe, hinders your long-term upside potential. This is because if you’re a long-term investor who pays an extraordinarily high price for a stock, you essentially need the business to perform extraordinarily well, merely to earn commensurate returns given the ex-ante risk that you had assumed at the time. Even Amazon, the one most obvious and glaring exception (that we are aware of) to the dot-com bubble carnage described above, illustrates this last point. Using the same timeframe as in the cases noted above, if you invested in Amazon stock at the beginning of 2000, you would have lost roughly 80% of your capital in the following year, and it would have taken you roughly 7½ years to get back to even (by mid-2007). However, if you stayed the course and were willing and able to hold your Amazon stock through this period, you would have eventually been rewarded with an annualized return of roughly 16.4% on average in the 18 years from the start of 2000 to the end of 2017.

This is without a doubt an impressive long-term return in itself, and also relative to the S&P 500 and NASDAQ indices’ annualized returns of roughly 5.4% and 4.0%, respectively, over the same period. However, a few points are worth considering. First, as noted above, you would have needed the wherewithal (financial and emotional) to have stayed the course for 7½ years just to get back to break-even. Second, Amazon has grown its revenue from about $3 billion in 2000 to over $160 billion today, or 53 times over! In light of such incredible growth in the revenue of the business, the return of the stock since then, while obviously impressive, seems less spectacular by comparison. And finally, unless your tech stock crystal ball told you to invest only in Amazon, the returns of your overall portfolio would have been diluted – perhaps significantly so – by your investments in the “winners” noted above which have produced below-market returns since then, and by the “losers” which have done much, much worse.

This is not to say that the FAANG stocks, Tesla, or other high-priced growth stocks won’t turn out to be spectacular long-term investments over the next several years or decades. Maybe they will. But we believe that in many cases, their current stock prices incorporate expectations of an extremely bright future of continued growth at spectacular rates. Simple mathematics suggest that it will eventually become increasingly difficult for these tech behemoths to maintain their spectacular growth rates as they become larger and larger components of the overall economy. Over time, this could test the highly optimistic expectations that are baked into current valuations, with potentially painful implications for those who might be disappointed.

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Getting What You Don’t Pay For

At Moerus, we strive to avoid the excessive price risk that comes with overpaying for growth. Instead, we prefer investments that we view as cheap on an as-is basis, using what we believe are conservative estimates of intrinsic value here and now, not forecasts of the future that are based upon optimistic assumptions of continued prosperity. Again, we like growth a lot; solid long-term growth can often be the major driving force in compounding shareholder value over time. We just don’t like to pay for it. But interestingly, our stinginess and stubbornness have not prevented us from finding opportunities in numerous holdings that we believe offer attractive long-term growth potential, even though they are valued attractively based only on the state of each business here and now. Over the years, we’ve found that buying out-of-favor businesses cheaply enough based on what we know today, in our opinion, not only provides greater downside protection by contributing to a margin of safety, but also, perhaps counterintuitively to some, may offer considerable upside potential. This is because our purchase price is intended to attribute little, if any, value to expectations of significant growth, and therefore if we do truly buy well, any “positive surprises” or even merely a return to normalcy could provide material upside to the market’s valuation of the business.

For some examples, we’ll begin with the Fund’s position that was sold during the second half of Fiscal 2017: Global Logistic Properties (“GLP”). GLP has long boasted readily apparent long-term growth opportunities related, most notably, to how the continued growth of e-commerce seems likely to increase demand for technologically advanced, strategically located logistics facilities. After all, GLP is essentially a logistics facilities and services provider to the Amazons of the world! Yet at the time of our purchase in the Fund, in what was a pleasant surprise for us, GLP shares had become available at a discount to our conservative estimate of intrinsic value, primarily due to concerns surrounding a slowdown in consumer spending growth in China and Brazil. Ultimately the market’s short-term concerns ebbed, and an offer that more appropriately valued the company’s long-term prospects was made, at a significant premium to our cost.

Let’s turn again to the Fund’s two new positions. Atlas Mara is building a network of banks in Sub-Saharan Africa, a severely underbanked region that boasts a population of over 1 billion people. This population is younger than most, entrepreneurial, and given favorable demographics, seems poised to become the largest labor force in the world within the next couple of decades. The region also has only really just begun scratching the surface in developing regional integration and intra-Africa trade, suggesting significant room for long-term growth and development that could become the envy of growth investors the world over. BR Properties, leveraging the local expertise and the financial firepower of controlling shareholder GP Investments (backed by the deep pockets of Abu Dhabi Investment Authority), seems well positioned to take advantage of a grinding recession and opportunistically acquire prime commercial property at cheap prices in Brazil. Despite having fallen on very hard times in recent years, Brazil with its 200 million-strong population, 4,500 mile Atlantic coastline, and a rich endowment of various natural resources is the same country that, not too long ago, was among the most sought-after destinations for growth potential in the world, for good reason. Yet in each of these two cases, primarily due to what we believe is temporary, surmountable adversity, we were able to invest in the business at what we believe is a material discount to intrinsic value.

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Numerous existing Fund holdings likewise possess interesting growth potential that we believe is being undervalued by the market at current prices. Arcos Dorados Holdings, the largest McDonald’s franchisee in the world, is the exclusive McDonald’s franchisee throughout much of Latin America and the Caribbean, a region of roughly 600 million people that offers considerable potential for consumer spending growth and a quick serve restaurant market whose penetration is very low compared to elsewhere in the world, suggesting plenty of room for potential growth. In a market environment in which investors are happily paying steep premiums for brand and franchise value, Arcos Dorados, which benefits from an iconic, globally recognized brand as well its ability to leverage McDonald’s expertise (marketing, menu libraries, best practices, etc.), is trading at what we see as a material, unjustifiable discount to its much larger peers elsewhere in the world (including McDonald’s itself), despite what we believe are Arcos’ favorable growth opportunities.

Aker ASA and Gran Tierra Energy, which own significant oil exploration and production interests in the North Sea and Colombia, respectively, took advantage of the collapse in oil prices to opportunistically acquire assets at what we believe are attractive prices, positioning themselves with significant potential for reserve and production growth for years to come. Shares of each of these companies became available at significant discounts to our estimates of intrinsic value due primarily to depressed oil prices and investors temporarily fleeing the energy sector, but we think both businesses are well-positioned to benefit from a continued recovery in crude prices. As outlined in our prior Shareholder Letter, Organizacion Terpel S.A., Colombia’s dominant fuel distributor with over 40% market share, should have the winds of favorable trends in demographics, increasing car ownership, and road network construction blowing in its favor for years to come, yet trades at what we believe is an unjustifiably low valuation relative to the operating cash flow that the business generates.

We similarly see attractive growth prospects in many other Fund holdings. As such, we believe that the portfolio is well-positioned to benefit from the contributions that growth makes to long-term compounding of value, without taking on excessive levels of price risk that often come with overpaying for it. We will continue to strive to accomplish this by focusing on businesses that we see as undervalued based on conservative estimates of today’s reality, rather than upon optimistic hopes and dreams of the future. Finding these opportunities is never easy, particularly today when much of the market seems willing to (over)pay for great expectations. But we’ll vigorously pursue them wherever and whenever they exist, with a continued focus on the following areas that have, over time, proven to be fertile grounds on which to bargain-hunt:

•	Where others can’t go (businesses that are not large enough to be deemed “investable” by behemoth funds which can only invest meaningfully in large/mega-large cap stocks);

•	Where others won’t go (countries or regions where many investors don’t have the inclination, mandate, and/or experience to confidently go); and

•	All other places when others won’t go (during times of considerable, though temporary adversity or even unpopularity for an industry, country, or specific business).

As always, many thanks for your continued support, interest, and curiosity. We look forward to writing you again later in the year. Best wishes for a happy, healthy, safe, and prosperous 2018!

www.moerusfunds.com

Sincerely,

Amit Wadhwaney

Portfolio Manager

© 2018 Moerus Capital Management, LLC (“Moerus”) is a registered investment adviser. The information set forth herein is informational in nature and is not intended to be investment advice. This information reflects the opinion of Moerus on the date written and is subject to change at any time without notice. Due to various factors including, but not limited to, changing market conditions, the content may no longer reflect our current opinions or positions. Performance figure reflected herein are presented net of fees. Past performance is not an indicator or guarantee of future results.

Investing in Mutual Funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

The preceding information is not being provided in a fiduciary capacity, and it is not intended to be, and should not be considered as, impartial investment advice.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-844-MOERUS1 or by visiting www.moerusfunds.com. The prospectus should be read carefully before investing. The Moerus Worldwide Value Fund is distributed by Foreside Fund Services, LLC, Member FINRA.

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Fund Performance - (Unaudited)
November 30, 2017

Moerus Worldwide Value Fund

The Fund’s performance figures* for the periods ended November 30, 2017, compared to its benchmark:

		Annualized

		Since Inception** -
Fund/Index	One Year	November 30, 2017
Moerus Worldwide Value Fund - Class N	21.82%	18.57%
Moerus Worldwide Value Fund - Institutional Class	22.16%	18.86%
MSCI AC World Index Net (USD) ***	24.64%	18.62%

Moerus Worldwide Value Fund vs. MSCI AC World Index Net (USD)

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated March 29, 2017, is 9.27% for Class N shares and 10.28% for Institutional Class shares. See the financial highlights for the current expense ratios. The Fund’s advisor has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance would have been lower. For performance information current to the most recent month-end table, please call 1-844-MOERUS1. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 2,499 consituents, the index covers approximately 85% of the global investable equity opportunity set.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Fund Review - (Unaudited)
November 30, 2017

Moerus Worldwide Value Fund

TOP 10 HOLDINGS BY ASSET CLASS OR INDUSTRY AS OF NOVEMBER 30, 2017	% OF NET ASSETS
Investment Companies	10.9%
Real Estate	8.2%
Banks	6.3%
Precious Metal Mining	4.7%
Security & Commodity Exchanges	4.4%
Oil & Gas Services	3.9%
Household Products	3.8%
Food & Drug Stores	3.5%
Base Metals	3.3%
Life Insurance	3.2%
52.2%

COUNTRIES DIVERSIFICATION OF ASSETS	% OF NET ASSETS
Canada	20.0%
United States	12.5%
Colombia	8.6%
Italy	6.3%
Brazil	6.0%
Britain	5.6%
Singapore	5.2%
Greece	4.4%
Hong Kong	4.3%
Netherlands	3.2%
Uraguay	3.1%
British Virgin Islands	3.1%
Panama	3.0%
Norway	2.5%
Bermuda	2.3%
TOTAL	90.1%
Other Assets Less Liabilities - Net	9.9%
GRAND TOTAL	100%

MOERUS WORLDWIDE VALUE FUND (UNAUDITED)

Management Discussion of Fund Performance

The Moerus Worldwide Value Fund (the “Fund”) generated returns of 21.82% and 22.16% for the Class N Share Class and Institutional Share Class, respectively, during the twelve months ended November 30, 2017. For comparison purposes only, the MSCI All Country World Index returned 24.64% (net) over the same period. While the Fund’s absolute performance during the period was satisfactory, it is important to note that the investment objective of the Fund is long-term capital appreciation, and that the Fund typically invests with a time horizon of roughly three-to-five years (or more in some cases). For these reasons the Fund is not managed according to any short-term performance objectives or benchmark considerations. Therefore, although we will provide a brief discussion of the Fund’s performance below, we are much more focused on the longer-term merits and attractiveness of the Fund’s individual investments, and by extension the Fund’s aggregate portfolio.

As discussed at length in the Shareholder Letter that preceded this discussion, we believe that, based on our past experience and given our focus on risk mitigation and management, the Fund’s short-term performance may typically lag that of its benchmark during strong bull markets in which, in our opinion, general market sentiment is optimistic and risk is more readily tolerated (or underestimated). The twelve months under discussion seemed to be one of those times. In particular, strong performance from many large technology stocks came, in our view, without appropriate regard to valuation, business fundamentals, and most importantly, risk. We remain intently focused on limiting the risks assumed by overpaying for growth potential and popularity, even if it means that the Fund’s short-term performance may typically lag that of benchmark indexes during such periods.

With that said, during the period noted above, the Fund’s strong absolute performance was driven by fairly broad-based share price appreciation among many of its holdings, with the three single largest contributors to performance being the Fund’s investments in Coats Group plc, Mediobanca SpA, and Global Logistic Properties Limited. Coats Group plc (“Coats”) is a United Kingdom-listed manufacturer of threads and value-added products for use in apparel manufacturing, specialty applications (such as telecommunications, vehicular airbags, etc.), and the knitting crafts market. Mediobanca is an Italy-listed financial services company which provides corporate, consumer and investment banking as well as wealth management services. Global Logistic Properties Limited (“GLP”) is a Singapore-listed owner and operator of logistic properties worldwide.

Coats had historically been a diversified holding company that made investments across several industries. In doing so, the company amassed a large amount of under-funded pension liabilities, many of which were associated with acquired legacy entities that were no longer operational. This led the United Kingdom’s pension regulator to restrict Coats from paying dividends to shareholders until it dealt with its under-funded pension plans. Unable to pay dividends for several years, Coats’ stock price languished at levels which, we believed, significantly undervalued the core operating business despite its attractive attributes. During this period the company also significantly restructured, selling off its ancillary investments in order to focus on its core industrial and specialty threads business. In doing so, Coats amassed a substantial amount of cash on its balance sheet and refocused its business on a high-margin, market-leading global business, the value of which was being obscured by the pension investigation. Further, more recently, company management had begun to adopt a more proactive approach towards negotiating with the pension regulator in an attempt to reach a settlement. Following the Fund’s purchase of shares of Coats, the company did, in fact, reach a settlement with the U.K.

MOERUS WORLDWIDE VALUE FUND (CONTINUED) (UNAUDITED)

pension regulator, freeing up significant capital for dividends to shareholders as well as reinvestment opportunities in its core businesses. Coats’ stock price appreciated meaningfully against this backdrop, contributing materially to the Fund’s performance during the year.

Mediobanca’s shares became available at a substantial discount to our conservative estimate of its intrinsic value, owing primarily to turmoil in the Italian banking industry, which has suffered for years due to a decade-plus of sluggish economic conditions in Italy, highly elevated non-performing loans, and poor profitability due to low/negative interest rates and the industry’s fragmentation in Italy. However, Mediobanca had a strong financial position, relatively limited legacy exposure to non-performing loans, and seemed well-positioned to benefit from a clean-up and consolidation of banks in Italy. Since shares of Mediobanca were acquired in the Fund, the Italian banking industry has seen some encouraging developments, including consolidation, capital raises and the sale of non-performing loans, which, along with improved market sentiment, contributed to Mediobanca’s strong stock performance.

GLP’s shares became available for purchase in the Fund at a significant discount to estimated intrinsic value, due primarily to what we believed were temporary concerns surrounding a slowdown in consumer spending in China and Brazil. These fears subsequently subsided, and in July 2017 it was announced that a consortium led by GLP’s management team made an offer to take the company private at a significant premium to its market price. This resulted in GLP’s strong stock performance prior to the Fund’s exit.

The only significant detractor from performance during the year was the Fund’s investment in Gran Tierra Energy, Inc. (“GTE”), an oil and gas exploration and production company which is listed in Canada but owns resource assets primarily in Colombia. In recent years following the collapse in oil prices from mid-2014 peaks, GTE has utilized its strong financial position to opportunistically acquire both producing properties and reserves at what we believe are attractive prices. During the Fund’s Fiscal Year, GTE’s share price declined, perhaps due to continued uneven market sentiment surrounding energy-related equities, as well as what we believe are temporary operational challenges that have limited short-term growth in its oil production. We continue to believe that GTE is an attractive long-term investment for the Fund, as it stands well-positioned to benefit from any continued recovery in oil prices in addition to reserve and production growth over the long-term.

Expense Ratio: Class N: 1.65% / Class Inst.: 1.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced.

The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment

MOERUS WORLDWIDE VALUE FUND (CONTINUED) (UNAUDITED)

vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

The inception date of the Moerus Worldwide Value Fund is May 31, 2016.

The MSCI All Country World Index (Net) is an unmanaged index consisting of 47 country indices comprised of 23 developed and 24 emerging market country indices and is calculated with dividends reinvested after deduction of withholding tax. The Index is a trademark of MSCI Inc. and is not available for direct investment.

Investing in Mutual Funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS
November 30, 2017

Shares		Value
	COMMON STOCK - 90.1%
	AGRICULTURAL CHEMICALS - 2.6%
62,886	Potash Corp. of Saskatchewan, Inc.	$1,235,710

	AIRLINES - 3.0%
10,369	Copa Holdings SA	1,391,416

	BANKS - 6.3%
127,242	Mediobanca SpA	1,470,897
72,653	UniCredit SpA *	1,464,011
		2,934,908
	BASE METALS - 3.3%
70,799	Cameco Corp.	664,960
150,841	Lundin Mining Corp.	880,482
		1,545,442
	DIVERSIFIED BANKS - 3.2%
150,172	Standard Chartered PLC *	1,501,024

	EXPLORATION & PRODUCTION - 2.5%
519,663	Gran Tierra Energy, Inc. *	1,165,743

	FLOW CONTROL EQUIPMENT - 3.0%
37,785	Colfax Corp. *	1,407,869

	FOOD & DRUG STORES - 3.5%
304,123	Almacenes Exito SA	1,657,500

	HOMEBUILDERS - 0.5%
17,624	Melcor Developments Ltd.	208,621

	HOUSEHOLD PRODUCTS - 3.8%
103,736	HRG Group, Inc. *	1,799,820

	INVESTMENT COMPANIES - 10.9%
24,896	Aker ASA	1,102,184
576,191	Atlas Mara Ltd. *	1,452,001
47,566	Leucadia National Corp.	1,251,461
548,612	The Westaim Corp. *	1,277,525
		5,083,171
	INVESTMENT MANAGEMENT - 1.8%
19,380	Franklin Resources, Inc.	840,123

	LIFE INSURANCE - 3.2%
34,125	NN Group NV	1,501,626

	LODGING - 2.3%
80,000	Guoco Group Ltd.	1,085,760

	MINING SERVICES - 1.1%
99,585	Major Drilling Group International, Inc. *	494,717

	OIL & GAS SERVICES - 3.9%
96,404	Enerflex Ltd.	1,186,062
45,410	Pason Systems, Inc.	651,736
		1,837,798

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2017

Shares		Value
	PRECIOUS METAL MINING - 4.7%
98,680	Lundin Gold, Inc. *	$353,112
205,332	Osisko Mining, Inc. *	599,277
7,240	Royal Gold, Inc.	598,893
30,905	Wheaton Precious Metals Corp.	645,296
		2,196,578
	PRIVATE EQUITY - 2.3%
548,200	GP Investments Ltd. - BDR *	1,076,776

	REAL ESTATE - 8.2%
492,800	BR Properties SA *	1,658,498
502,000	Sino Land Co. Ltd.	908,847
758,200	Straits Trading Co. Ltd. *	1,288,996
		3,856,341
	REFINING & MARKETING - 2.9%
296,385	Organizacion Terpel SA	1,360,899

	REIT - 2.2%
102,426	Grivalia Properties REIC AE *	1,031,979

	RESTAURANTS - 3.1%
144,901	Arcos Dorados Holdings, Inc. *	1,441,765

	SECURITY & COMMODITY EXCHANGES - 4.4%
124,618,817	Bolsa de Valores de Colombia	1,015,875
190,261	Hellenic Exchanges - Athens Stock Exchange SA	1,044,680
		2,060,555
	TELECOM CARRIERS - 2.5%
80,132	Telefonica Brasil SA - ADR	1,166,722

	TEXTILE & TEXTILE PRODUCTS - 2.4%
1,027,792	Coats Group PLC *	1,140,843

	TRANSPORT SUPPORT SERVICES - 2.5%
2,723,600	Hutchison Port Holdings Trust	1,157,530

	TOTAL COMMON STOCK (Cost - $39,037,498)	42,181,236

	SHORT-TERM INVESTMENT - 9.2%
	MONEY MARKET FUND - 9.2%
4,308,778	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 0.96%**	4,308,778

	TOTAL SHORT-TERM INVESTMENT (Cost - $4,308,778)

	TOTAL INVESTMENTS - 99.3% (Cost - $43,346,276)	$46,490,014
	OTHER ASSETS LESS LIABILITIES - NET - 0.7%	325,835
	NET ASSETS - 100.0%	$46,815,849

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

PLC	Public Limited Company

REIC	Real Estate Investment Company

REIT	Real Estate Investment Trust

*	Non-income producing securities.

**	Money Market Fund; rate reflects seven-day effective yield on November 30, 2017.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2017

ASSETS
Investment securities:
Securities at Cost	$43,346,276
Securities at Value	$46,490,014
Foreign cash (cost $45,241)	45,821
Receivable for Fund shares sold	273,290
Dividends and interest receivable	119,546
Prepaid expenses and other assets	18,593
TOTAL ASSETS	46,947,264

LIABILITIES
Investment advisory fees payable	62,544
Payable to related parties	23,781
Distribution (12b-1) fees payable	413
Trustees fees payable	2,621
Accrued expenses and other liabilities	42,056
TOTAL LIABILITIES	131,415
NET ASSETS	$46,815,849

Net Assets Consist Of:
Paid in capital	$43,391,234
Accumulated undistributed net investment income	70,149
Accumulated net realized gain from investments and currency contracts	209,978
Net unrealized appreciation on investments and foreign currency translations	3,144,488
NET ASSETS	$46,815,849

Net Asset Value Per Share:
Class N Shares:
Net Assets	$974,346
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	75,781
Net asset value, offering price and redemption price per share	$12.86
(Net assets/Shares of Beneficial Interest) (a)

Institutional Class Shares:
Net Assets	$45,841,503
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,554,615
Net asset value, offering price and redemption price per share
(Net assets/Shares of Beneficial Interest) (a)	$12.90

(a)	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2017

INVESTMENT INCOME
Dividends (net of $33,837 foreign withholding taxes)	$480,690
Interest	28,651
TOTAL INVESTMENT INCOME	509,341

EXPENSES
Investment advisory fees	257,451
Administrative services fees	62,431
Transfer agent fees	42,358
Custodian fees	33,842
Accounting services fees	33,681
Registration fees	32,490
Audit and tax fees	16,966
Trustees’ fees and expenses	16,733
Compliance officer fees	16,582
Legal fees	15,819
Offering costs	15,000
Shareholder reporting expenses	6,864
Insurance expense	506
Distribution (12b-1) fees:
Class N	1,601
Other expenses	4,039
TOTAL EXPENSES	556,363
Fees waived and expenses reimbursed by Adviser	(173,712)
NET EXPENSES	382,651

NET INVESTMENT INCOME	126,690

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments	210,902

Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	3,005,400

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,216,302

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,342,992

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	November 30, 2017	November 30, 2016 (1)

FROM OPERATIONS
Net investment income (loss)	$126,690	$(1,174)
Net realized gain(loss) from investments	210,902	(4,752)
Net change in unrealized appreciation (depreciation) on investments	3,005,400	139,088
Net increase in net assets resulting from operations	3,342,992	133,162

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class N	(838)	—
Institutional Class	(22,764)	—
Net decrease in net assets from distributions to shareholders	(23,602)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	1,097,746	172,449
Institutional Class	41,038,017	4,442,179
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class N	838	—
Institutional Class	22,263	—
Redemption fee proceeds:
Class N	7,935	8
Institutional Class	155	—
Payments for shares redeemed:
Class N	(375,220)	(5,512)
Institutional Class	(3,037,561)	—
Net increase in net assets from shares of beneficial interest	38,754,173	4,609,124

TOTAL INCREASE IN NET ASSETS	42,073,563	4,742,286

NET ASSETS
Beginning of Period	4,742,286	—
End of Period *	$46,815,849	$4,742,286
* Includes accumulated net investment income of:	$70,149	$3,857

SHARE ACTIVITY
Class N:
Shares Sold	89,601	16,525
Shares Reinvested	77	—
Shares Redeemed	(29,895)	(527)
Net increase in shares of beneficial interest outstanding	59,783	15,998
Institutional Class:
Shares Sold	3,357,832	431,056
Shares Reinvested	2,046	—
Shares Redeemed	(236,319)	—
Net increase in shares of beneficial interest outstanding	3,123,559	431,056

(1)	The Moerus Worldwide Value Fund commenced operations on May 31, 2016.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class N

	For the	For the
	Year Ended	Period Ended
	November 30,	November 30,
	2017	2016 *

Net asset value, beginning of period	$10.60	$10.00

Activity from investment operations:
Net investment income (1)	0.02	0.00	(2)
Net realized and unrealized gain on investments	2.29	0.60
Total from investment operations	2.31	0.60

Paid-in-capital from redemption fees (2)	0.00	0.00

Less distributions from:
Net investment income	(0.05)	—

Net asset value, end of period	$12.86	$10.60

Total return (3)	21.82%	6.00	% (4)

Net assets, end of period (000s)	$974	$170

Ratio of gross expenses to average net assets (5)	2.53%	9.21	% (6)

Ratio of net expenses to average net assets	1.65%	1.65	% (6)

Ratio of net investment income to average net assets	0.17%	0.05	% (6)

Portfolio Turnover Rate	8%	6	% (4)

*	Moerus Worldwide Value Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Annualized.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Institutional Class

	For the	For the
	Year Ended	Period Ended
	November 30,	November 30,
	2017	2016 *

Net asset value, beginning of period	$10.61	$10.00

Activity from investment operations:
Net investment income (loss) (1)	0.06	(0.00	) (2)
Net realized and unrealized gain on investments	2.28	0.61
Total from investment operations	2.34	0.61

Paid-in-capital from redemption fees	0.00 (2)	—

Less distributions from:
Net investment income	(0.05)	—

Net asset value, end of period	$12.90	$10.61

Total return (3)	22.16%	6.10	% (4)

Net assets, end of period (000s)	$45,842	$4,573

Ratio of gross expenses to average net assets (5)	2.03%	10.22	% (6)

Ratio of net expenses to average net assets	1.40%	1.40	% (6)

Ratio of net investment income (loss) to average net assets	0.47%	(0.08	)% (6)

Portfolio Turnover Rate	8%	6	% (4)

*	Moerus Worldwide Value Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Annualized.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2017

1.	ORGANIZATION

The Moerus Worldwide Value Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on May 31, 2016.

The Fund currently offers Class N and Institutional Class shares which are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities:(i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly,

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2017 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$42,181,236	$—	$—	$42,181,236
Money Market Fund	4,308,778	—	—	4,308,778
Total	$46,490,014	$—	$—	$46,490,014

There were no transfers between any level during the year ended November 30, 2017.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and currency risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Concentration of Risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year November 30, 2016 or expected to be taken in the Fund’s November 30, 2017 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended November 30, 2017, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Offering Costs – Offering costs incurred by the Fund of $30,000 were treated as deferred charges until operations commenced on May 30, 2016. $15,000 of deferred offering costs were amortized in the Fund’s initial six months of operations through November 30, 2016 and the remaining $15,000 of deferred offering costs was amortized in the current year through November 30, 2017, using the straight line method.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $37,045,418 and $1,824,448, respectively.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Moerus Capital Management LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. For the year ended November 30, 2017, the Fund incurred $257,451 in advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% of the Fund’s average daily net assets attributable to Class N shares and Institutional Class shares, respectively. During the year ended November 30, 2017, the Adviser waived fees and reimbursed expenses in the amount of $173,712.

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2017 will expire on November 30 of the following years:

	November 30, 2019	November 30, 2020
Moerus Worldwide Value Fund	$139,247	$173,712

Foreside Fund Services, LLC, (the “Distributor”) is the distributor for the shares of the Fund. Shares of the Fund are offered on a continuous basis.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class N shares, pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund’s average daily net assets attributable to Class N shares. For the year ended November 30, 2017, the Fund incurred $1,601 in distribution and shareholder servicing fees.

Gemini Fund Services, LLC (“GFS”) – provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the shareholder reporting expenses in the Statement of Operations.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2017, Charles Schwab & Co., Inc. held approximately 57% of the voting securities of the Moerus Worldwide Value Fund, and therefore, may be deemed to control the Fund.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended November 30, 2017, Class N assessed $7,935 and the Institutional Class assessed $155 in redemption fees.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At November 30, 2017, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Moerus Worldwide Value Fund	$43,492,603	$3,538,934	$(541,523)	$2,997,411

8.	DISTRIBUTION TO SHAREHOLDERS & TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended November 30, 2017 was as follows:

Fiscal Year Ended
November 30, 2017
Ordinary Income	$23,602
$23,602

There were no distributions for the period ended November 30, 2016.

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Unrealized	Total
Ordinary	Long Term	Appreciation/	Accumulated
Income	Gains	(Depreciation)	Earnings/(Deficits)
$395,133	$31,321	$2,998,161	$3,424,615

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income, and accumulated net realized gains from security transactions is primarily attributable to the tax deferral of losses on wash sales

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

and mark-to-market on passive foreign investment companies. The unrealized appreciation in the table above includes unrealized foreign currency gains of $750.

The Fund utilized capital loss carry forwards for the year ended November 30, 2017 as follows:

Capital Loss Carry
Forward Utilized
$4,478

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency losses and equalization debits, resulted in reclassification for the year ended November 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$27,937	$(36,796)	$8,859

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. The Moerus Worldwide Value Fund made income and capital gains distributions on December 14, 2017 in the amount of $1,853 and $174,666, and $4,643 and $224,214 for Class N and Institutional Class shares, respectively. Management has concluded that there are no other events requiring adjustment to or disclosure in the financial statements.

10.	TAX INFORMATION (UNAUDITED)

The Moerus Worldwide Value Fund designates the following for federal income tax purposes for the year ended November 30, 2017:

Foreign Taxes Paid	Foreign Source Income
$25,138	$493,222

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Moerus Worldwide Value Fund and
Board of Trustees of Northern Lights Fund Trust IV

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Moerus Worldwide Value Fund (the “Fund”), a series of Northern Lights Fund Trust IV, as of November 30, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Moerus Worldwide Value Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 29, 2018

MOERUS WORLDWIDE VALUE FUND
EXPENSE EXAMPLE (Unaudited)
November 30, 2017

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	6/1/17	11/30/17	Ratio	6/1/17-11/30/17
Actual*
Class N	$1,000.00	$1,051.50	1.65%	$8.49
Institutional Class	$1,000.00	$1,053.10	1.40%	$7.21
Hypothetical*
(5% return before expenses)
Class N	$1,000.00	$1,016.80	1.65%	$8.34
Institutional Class	$1,000.00	$1,018.05	1.40%	$7.08

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183), divided by the number of days in the fiscal year (365).

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, J.E. Breslin & Co. (management consulting firm to investment advisers), 2009 to present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust; Trustee, BlueArc Multi-Strategy Fund (since 2014)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	President, TTS Consultants, LLC (financial services), 2010 to present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2014), Trustee, Northern Lights Fund Trust II (since 2011); Director, Value Line Funds 2008-2010); Director, Value Line, Inc.(2010-2010; Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), (since 2003).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust since November 2012.

11/30/17 – NLFT IV_v1

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012), Vice President, Gemini Fund Services, LLC (2004-2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC, (2011-2014).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Secretary since 2017	Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
Michael Quain Born in 1957	Chief Compliance Officer	Consultant, Northern Lights Compliance Services, LLC (since 2015); Quain Compliance Consulting, LLC (since 2014); Artio Global Management, LLC (formerly Julius Baer), First Vice President & Chief Compliance Officer (2004-2013)	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2017, the Trust was comprised of 24 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Ira Rothblut resigned from the Board of Trustees of Northern Lights Fund Trust IV effective October 2, 2017.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-663-7871.

11/30/17 – NLFT IV_v1

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-907-3373.

ADVISER
Moerus Capital Management, LLC
307 West 38th Street, Suite 2003
New York, NY 10018

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 – $14,000

2016 – $14,000

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 – $3,000

2016 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $3,000

2016 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/5/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/5/18

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 2/5/18